Exhibit 10.38


*



                                                           *


August 2, 1996



Rick Gross
Interpool Limited
211 College Road East
Princeton, NJ  08540-6623

Re:  Senior Loan and Security Agreement

Dear Rick:

Pursuant to Section 7.3 of the subject Agreement, *, as Agent, and for itself, hereby waives the restriction of Interpool, Inc. owning 100% of the stock of Interpool, Ltd.

Please call with any questions in reference to the above.

Sincerely,

/s/ *
*
Vice President

* CONFIDENTIAL TREATMENT REQUESTED